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                                                                    EXHIBIT 23.1




               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


         We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 and related prospectus pertaining to the Quidel Corporation 1983 Employee Stock Purchase Plan of our report dated May 3, 1996, with respect to the consolidated financial statements of Quidel Corporation incorporated by reference in its Annual Report on Form 10-K for the year ended March 31, 1996, filed with the Securities and Exchange Commission.




Ernst & Young LLP




San Diego, California
August 15, 1996







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